UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Source Capital, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOURCE CAPITAL, INC.

April 2, 2018

Dear Shareholder:

We are writing to inform you of the upcoming Annual Meeting of Shareholders (the "Meeting") of Source Capital, Inc. (the "Company") scheduled to be held at 10:00 a.m. Pacific Time on Monday, May 14, 2018, at the offices of First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. A Notice of Meeting of Shareholders, Proxy Statement regarding the Meeting, Proxy Card for your vote, and postage-paid envelope in which to return your Proxy Card are enclosed.

The matter on which you, as a shareholder of the Company, are being asked to vote is the election of seven (7) Director nominees (the "Nominees"), all of whom currently serve as Directors of the Company. The Company's Board of Directors unanimously recommends that you vote "FOR" the election of each Nominee to the Board of Directors. This proposal is discussed in more detail in the Proxy Statement, which you should read carefully.

Please exercise your right to vote by completing, dating and signing the enclosed Proxy Card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Company.

Respectfully,

/s/ Francine S. Hayes

FRANCINE S. HAYES

Secretary

SOURCE CAPITAL, INC.

NOTICE OF MEETING OF SHAREHOLDERS

May 14, 2018

To the Shareholders of Source Capital, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Source Capital, Inc. (the "Company) will be held at 10:00 a.m. Pacific Time on Monday, May 14, 2018, at the offices of First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025 for the following purposes:

1. To elect seven (7) Directors to the Board of Directors of the Company (the "Board"); and

2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board has fixed the close of business on March 26, 2018 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed Proxy Card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MAY 14, 2018: This Notice, the Proxy Statement and the Proxy Card are available on the Internet free of charge at http://www.astproxyportal.com/ast/18516/.

By order of the Board,

/s/ Francine S. Hayes

FRANCINE S. HAYES

Secretary

SOURCE CAPITAL, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 14, 2018

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," and each member of the Board, a "Director") of Source Capital, Inc. (the "Company") for voting at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at 10:00 a.m. (Pacific time) on Monday, May 14, 2018, at the offices of First Pacific Advisors, LLC ("FPA" or the "Adviser"), 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, and at any and all adjournments thereof. The Meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying materials are being mailed by the Board on or about April 2, 2018.

At the Meeting, shareholders of the Company will be asked to vote on the proposal to elect seven (7) nominees (the "Nominees") to the Board (the "Proposal"). The Board knows of no business, other than that specifically mentioned in the Notice, which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote; Cumulative Voting Rights

The Board has fixed the close of business on March 26, 2018 as the record date (the "Record Date") for the determination of shareholders of the Company entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Shareholders of the Company are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. Each shareholder with voting power at the Meeting shall be entitled to cast a number of votes equal to the number of shares owned multiplied by the number of Directors to be elected, and each shareholder may cast the whole number of votes for one Nominee or distribute such votes among Nominees as such shareholder chooses. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the seven Nominees named below, reserving the right, however, to cumulate such votes and distribute them among Nominees at the discretion of the proxy holders. On the Record Date, there were 8,655,240 shares of the Company outstanding.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Board, and the cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail or in person, will be paid by the Company. The Company will reimburse banks, brokers, and other persons holding the Company's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the Proxy Card or by submitting a notice of revocation to the Company or in person at the Meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Quorum; Adjournment

A quorum of shareholders is required to take action at this Annual Meeting of Shareholders. For purposes of this Meeting, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Company entitled to vote on the proposal are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.

If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies. The affirmative vote of the outstanding shares of the Company represented in person or by proxy at the Meeting will be sufficient for an adjournment. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any such proposals. An adjournment may be held within 30 days after the date set for the Meeting without the necessity of further notice. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, for the election of each Nominee as described in this Proxy Statement. In determining whether shareholders, present in person or represented by proxy at the Meeting, have elected a Nominee to the Board, abstentions and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Based on the Company's interpretation of Delaware law, because the election of Directors requires the affirmative vote of a majority of the shares present in person or represented by proxy, abstentions on a proposal will have the same effect as a vote against the proposal. Under the rules of the New York Stock Exchange ("NYSE"), brokers who hold shares in street name for customers have the authority to vote on all of the proposals set forth herein if they have not received instructions from beneficial owners.

Required Vote

The election of each Nominee to the Board requires the affirmative vote of the holders of a majority of the Company's shares present in person or represented by proxy at the Meeting. Unless otherwise instructed, the proxy holders intend to vote the proxies received by them for the Nominees and reserve the right to cumulate such votes and distribute them among Nominees at the discretion of the proxy holders.

Availability of Shareholder Reports

The Company will furnish, without charge, copies of its most recent annual report and semi-annual reports succeeding such annual report, if any, to any shareholder requesting such a report. Requests for an annual or semi-annual report should be made in writing to First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, by accessing the Company's website at www.sourcecapitalinc.com or by calling (800) 982-4372 ext. 419. To avoid sending duplicate copies of materials to households, please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of the Company who share an address, unless the Company has received instructions to the contrary.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting the Company. Please take the time to read the Proxy Statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and Proxy Card by accessing http://www.astproxyportal.com/ast/18516/. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the Proxy Card and return it in the enclosed postage-paid reply envelope. Please do not return your Proxy Card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of First Pacific Advisors, LLC, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

PROPOSAL 1 — ELECTION OF THE BOARD OF DIRECTORS

Background

At a duly constituted meeting of the Board held on February 12, 2018 (the "February Meeting"), the Board determined to nominate each of the existing Directors who, with the exception of Mr. J. Richard Atwood, are not "interested person(s)" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), for election by shareholders at the Meeting.

All of the Nominees have consented to continuing to serve as Directors of the Company if elected. If any Nominee is unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Governance Committee of the Board. Each Nominee, if elected, will hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

Nominee Information

The Company's Board of Directors is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Company achieve its investment objective while acting in the best interests of the Company's shareholders. As noted in the table below, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, and investment management. The Board believes that each particular Nominee's financial and business experience give him or her the qualifications and skills to serve as a Director.

Information about the Nominees, including their business addresses, year of birth and principal occupations during the past five years, and other current directorships, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the individual is not an "interested person" of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Year of Birth(1)	Position(s) Held With Company	Year First Elected as Director of the Company	Principal Occupation(s) or Employment During Past Five Years(2)	Number of FPA Funds(3) Boards on Which Director Serves	Other Directorships Held by Directors
Current Independent Director Nominees
Sandra Brown, 1955	Director	2016	Consultant. Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998); Director/Trustee of FPA Capital Fund, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. and (since October 2016).	7	None
Mark L. Lipson, 1949	Director	2015	Consultant, ML2 Wealth Advisors, LLC. Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001). Director/Trustee of FPA Capital Fund, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since October 2015).	7	None
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean at the UCLA Anderson Graduate School of Management. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. and FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA U.S. Value Fund, Inc. (since November 2013), and of FPA Paramount Fund, Inc. (since August 2013).	7	Kaiser Aluminum, Wedbush, Inc.
A. Robert Pisano, 1943	Director	2013	Consultant. Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (October 2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-April 2005). Director/Trustee of FPA New Income, Inc. and FPA Paramount Fund, Inc. (since 2013); of FPA U.S. Value Fund, Inc. (since July 2012), of FPA Funds Trust (since January 2013), and of FPA Capital Fund, Inc. (since March 2013).	7	Entertainment Partners and Resources Global Professionals
Patrick B. Purcell, 1943	Director	2010	Retired. Formerly, Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983 to 1998). Director/Trustee of FPA Capital Fund, Inc. and of FPA Funds Trust (since May 2006), of FPA Paramount Fund, Inc. (since 2010), of FPA U.S. Value Fund, Inc. and of FPA New Income, Inc. (since 2006).	7	None

Name, Address and Year of Birth(1)	Position(s) Held With Company	Year First Elected as Director of the Company	Principal Occupation(s) or Employment During Past Five Years(2)	Number of FPA Funds(3) Boards on Which Director Serves	Other Directorships Held by Directors
Allan M. Rudnick, 1940	Director & Chairman	2012	Private investor. Formerly, Co-founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management ("KAR") (1989-December 2007). Formerly, President (from 2001) and Chief Executive Officer and Chairman of the Board (from 2005) of KAR. Director/Trustee of FPA Capital Fund, Inc., FPA New Income, Inc. and of FPA Funds Trust (since January 2010), of FPA Paramount Fund, Inc. (since 2012), and of FPA U.S. Value Fund, Inc. (since July 2012).	7	None
Current Interested Director Nominee
J. Richard Atwood(4), 1960	Director	2016	Managing Partner of FPA. Director/Trustee of FPA Capital Fund, Inc., FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since May 2016). President of each FPA Fund (since February 2015). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.	7	None

(1)  The address for each director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Principal Occupation" includes all positions held with affiliates of the Company during the past five years.

(3)  FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., FPA Funds Trust, on behalf of its series FPA Crescent Fund and FPA International Value Fund, and the Company (each, an "FPA Fund").

(4)  Mr. Atwood is an "interested person" within the meaning of the 1940 Act by virtue of his affiliation with FPA.

The Board of Directors and Its Leadership Structure. The Board of Directors has general oversight responsibility with respect to the Company's business and affairs. Although the Board has delegated day-to-day management to the Adviser, all Company operations are overseen by the Company's Board, which meets at least quarterly. The Board is currently composed of seven directors, including six directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act (each an "Independent Director"). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Directors frequently communicate with each other in between meetings to discuss specific matters that may require attention at or prior to the Board's next regularly scheduled meeting. The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings, and the Nominating and Governance Committee meets at least twice a year. The Independent Directors have retained "independent legal counsel," as that term is defined in the 1940 Act.

The Board has appointed Allan M. Rudnick to serve in the role of Chairman. The Chairman presides at all meetings of the Board and works with the President to set the agenda for meetings. The Chairman does not participate in the preparation of materials for meetings of the Board, but has delegated this responsibility to the President of the Company, and they have frequent discussions regarding matters related to seeking to ensure that the Board obtains all of the information necessary to perform its functions and take actions. The President of the Company also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Directors between meetings. Except for any duties specified herein or pursuant to the Company's By-Laws, the duties of the Chairman will not reduce the responsibilities that must be discharged by any other Director.

The Board periodically reviews its leadership structure, including the role of the Chairman, who is an Independent Director. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Company's current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Directors, is appropriate given its specific characteristics.

The Company's Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Company achieve its investment objective while acting in the best interests of the Company's shareholders. Several members of the Board have had a long and continued service with the Company. As noted in the Nominee Information Table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Director's financial and business experience gives him the qualifications and skills to serve as a Director.

The Board has also appointed a chief compliance officer ("CCO") for the Company. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual written report to the Board evaluating the Company's compliance policies and procedures. The Board expects the CCO to report any material risk, should it arise, to the Board.

Shareholders wishing to communicate with the Board may do so by sending a written communication to J. Richard Atwood, President of the Company, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

During the fiscal year ended December 31, 2017, the Board held five meetings. Each Director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which they served. All of the Directors attended the Company's prior year's annual meeting.

Risk Oversight. The Board has delegated day-to-day Company and risk management to the Adviser, which is responsible for managing all Company operations and the Company's risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Company's financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Company meet regularly with the Board to discuss portfolio performance, including investment risk, market risks and the impact on the Company of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Standing Committees of the Board. The Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

The Board of Directors has designated Ms. Brown and Messrs. Lipson, Osborne, Pisano, Purcell and Rudnick as the Audit Committee of the Board. All members of the Audit Committee are "independent," as that term is defined in the applicable listing standards of the NYSE. No member is considered an "interested person" of the Company within the meaning of the 1940 Act. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Company's independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Company with the accounting, recording, and financial reporting requirements of the 1940 Act. In each instance, before an accountant has been engaged by the Company, the engagement has been approved by the Audit Committee. The Audit Committee met four times during the last fiscal year. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which is available on the Company's website, www.sourcecapitalinc.com, and is available without charge, upon request, by calling (800) 982-4372. The Audit Committee Report relating to the audit of the Company's financial statements for the fiscal year ended December 31, 2017 is attached hereto as Appendix A.

The Board of Directors has designated Ms. Brown and Messrs. Lipson, Osborne, Pisano, Purcell and Rudnick as the Nominating and Governance Committee. All members of the Nominating and Governance Committee are "independent," as that term is defined in the applicable listing standards of the NYSE. No member is considered an "interested person" of the Company within the meaning of the 1940 Act. The Nominating and Governance Committee recommends to the full Board of Directors nominees for election as Directors of the Company to fill vacancies on the Board, when and as they occur. In addition, the Nominating and Governance Committee periodically reviews issues such as the Board's composition and compensation as well as other relevant issues, and recommends appropriate action, as needed, to the full Board. While the Nominating and Governance Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Nominating and Governance Committee is within the sole discretion of the Nominating and Governance Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as Directors. The Nominating and Governance Committee met four times during the last fiscal year. The responsibilities of the Nominating and Governance Committee are set forth in the Nominating and Governance Committee Charter, which is available on the Company's website, www.sourcecapitalinc.com, and is available without charge, upon request, by calling (800) 982-4372.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate's experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate's independence from conflict or direct economic relationship with the Company, financial literacy and knowledge, and the candidate's ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Nominating and Governance Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act and of the NYSE, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

Corporate Governance

As noted above, the Company has adopted a charter for both its Audit Committee and Nominating and Governance Committee. The Board has also adopted a Code of Ethics, which applies to, among others, the Company's officers and directors, as well as a Code of Ethics for Senior Executive and Financial Officers that applies to the Principal Executive Officer and Principal Financial Officer of the Company. A copy of Code of Ethics for Senior Executive and Financial Officers is available as an exhibit to Form N-CSR on the website of the Securities and Exchange Commission, www.sec.gov, or without charge, upon request, by calling (800) 982-4372.

Section 16(a) Beneficial Ownership Compliance

The Company's Directors and officers are required to file reports with the Securities and Exchange Commission and the NYSE concerning their ownership and changes in ownership of the Company's Common Stock. Based on its review of such reports, the Company believes that all filing requirements were met by its Directors and officers during the fiscal year ended December 31, 2017.

Compensation of Directors

No compensation is paid by the Company to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates. The following information relates to compensation paid to the Directors for the fiscal year ended December 31, 2017. The Company typically pays each Independent Director an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. No pension or retirement benefits are accrued as part of Company expenses. Each such Independent Director is also reimbursed for out-of-pocket expenses incurred as a Director.

Name	Aggregate Compensation From the Company(1)	Total Compensation From All FPA Funds,(1,2) Including the Company
Independent Directors
Sandra Brown	$28,500	$256,500
Mark L. Lipson	$28,500	$256,500
Alfred E. Osborne, Jr.	$24,500	$222,500
A. Robert Pisano	$22,000	$211,000
Patrick B. Purcell	$27,500	$255,500
Allan M. Rudnick	$29,000	$260,000
"Interested" Director
J. Richard Atwood	$0	$0

(1)  No pension or retirement benefits are provided to directors by the Company or the FPA Funds.

(2)  Includes compensation from the Company, FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., and FPA Funds Trust, on behalf of its series FPA Crescent Fund and FPA International Value Fund.

Share Ownership

Company Shares Owned by Directors as of December 31, 2017

Name	Dollar Range of Company Shares Owned	Aggregate Dollar Ranges of Shares Owned in All FPA Funds Overseen by Director
Independent Directors
Sandra Brown	None	None
Mark L. Lipson	$50,001-$100,000	Over $100,000
Alfred E. Osborne, Jr.	$10,001-$50,000	Over $100,000
A. Robert Pisano	$10,001-$50,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
Allan M. Rudnick	$50,001-$100,000	Over $100,000
"Interested" Director
J. Richard Atwood	Over $100,000	Over $100,000

As of December 31, 2017, all officers and Directors of the Company as a group owned beneficially less than 1% of the outstanding shares of Common Stock of the Company.

Executive Officers of the Company

The following information relates to the executive officers of the Company who are not Directors of the Company. Each officer except the Secretary also serves as an officer of FPA.

Name, Address(1) and Year of Birth	Position with Company	Year First Elected as Officer of the Company	Principal Occupation(s) During the Past Five Years(2)
Steven T. Romick, 1963	Vice President and Portfolio Manager	2015

Trustee of FPA Funds Trust (since 2002). Managing Partner of FPA (since 2010). Vice President (since February 2015) and Portfolio Manager (since June 1993) of FPA Crescent Fund. Formerly, President and Chief Investment Officer of FPA Funds Trust (2002-February 2015).

Mark Landecker, 1977	Vice President and Portfolio Manager	2015

Partner of FPA (since December 2013). Vice President and portfolio Manager of FPA Crescent Fund (since June 2013). Formerly, Managing Director of the FPA (January 2013-December 2013) and Vice President of FPA (2009-2012).

Brian A. Selmo, 1979	Vice President and Portfolio Manager	2015

Partner of FPA (since December 2013). Vice President and portfolio Manager of FPA Crescent Fund (since June 2013). Formerly, Managing Director of FPA (January 2013-December 2013) and Vice President of FPA (2008-2012).

Thomas H. Atteberry, 1955	Vice President and Portfolio Manager	2015

Partner of FPA (since October 2006). Vice President (since February 2015) and Portfolio Manager (since November 2004) of FPA New Income Fund, Inc. Formerly, until February 2015, Chief Executive Officer of the Fund.

Abhijeet Patwardhan, 1980	Vice President and Portfolio Manager	2015

Partner (since January 2017) and a Director of Research (since April 2015) of FPA; Managing Director of FPA from November 2015 to January 2017, Senior Vice President of FPA from January 2014 to November 2015; Analyst and Vice President of FPA from June 2010 to December 2013. Vice President and Portfolio Manager of FPA New Income Fund, Inc. (since November 2015).

J. Richard Atwood, 1960	President	1997

Managing Partner of FPA (since October 2006). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years.

David C. Lebisky, 1972	Chief Compliance Officer	2017

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

Name, Address(1) and Year of Birth	Position with Company	Year First Elected as Officer of the Company	Principal Occupation(s) During the Past Five Years(2)
E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller for more than the past five years of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund for more than the past five years, and Vice President of FPA (December 2005-December 2012.)

Francine S. Hayes, 1967	Secretary	2015	Vice President and Senior Counsel, State Street Bank and Trust Company (various positions since 2005).

(1)  The address for each Officer (except Ms. Hayes) is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025. Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

(2)  "Principal Occupation" includes all positions held with affiliates of the Company during the past five years.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE
SHAREHOLDERS VOTE "FOR" THE NOMINEES.

GENERAL INFORMATION

Investment Adviser

First Pacific Advisors, LLC, maintains its principal office at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. FPA is a Delaware limited liability company that, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Company's investment adviser since the Company's inception in 1968. No Independent Director owns, beneficially or of record, interests of the Adviser or any entity under common control with the Adviser.

Administrator

State Street Bank and Trust Company acts as administrator to the Company pursuant to an Administration Agreement between the Administrator and the Company. The principal business address of the administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

The Board of Directors, including a majority of the Independent Directors, has selected Ernst & Young LLP ("EY") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018. The employment of such firm is conditioned upon the right of the Company, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. The Board of Directors selected EY after undertaking an auditor selection process to review qualified audit firms, including Deloitte & Touche LLP ("Deloitte"), the Company's then current independent registered public accounting firm.

Deloitte served as the independent registered public accounting firm for the Company from November 11, 2002 through the fiscal year ended December 31, 2017. The reports of the financial statements, issued by Deloitte for the Company for each of the two most recent fiscal years ended December 31 in which Deloitte served as the independent registered public accounting firm of the Company, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years in which Deloitte served as the independent registered public accounting firm of the Company and through the date of the auditor change, there were no disagreements between the Company and Deloitte on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with the issuance of Deloitte reports on the financial statements of such periods. The Company has requested that Deloitte furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above comments.

Representatives of Deloitte are expected to be present at the Meeting to be available to respond to any appropriate questions from shareholders.

Audit Fees. The aggregate fees billed for the last two fiscal years ended December 31 for professional services rendered by Deloitte to the Company for the audit of the Company's annual financial statements or services normally provided by Deloitte in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below.

Year ended 12/31/17	$41,905
Year ended 12/31/16	$40,883

Audit-Related Fees. There were no fees billed for the last two fiscal years ended December 31 for assurance and related services rendered by Deloitte to the Company that are reasonably related to the performance of the audit of the Company's financial statements and are not reported under Audit Fees above.

There were no fees billed for the last two fiscal years for assurance and related services rendered by Deloitte to the Adviser that are reasonably related to the performance of the audit of the Company's financial statements that were required to be pre-approved by the Audit Committee.

Tax Fees. The aggregate fees billed for the last two fiscal years ended December 31 for professional services rendered by the principal accountant to the registrant for tax return preparation are set forth below.

Year ended 12/31/17	$9,230
Year ended 12/31/16	$9,005

There were no fees billed for the last two fiscal years for professional services rendered by Deloitte to the Adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee.

All Other Fees. There were no fees billed for the last two fiscal years for products and services provided by Deloitte to the Company, other than the services reported herein.

There were no fees billed for the last two fiscal years for products and services provided by Deloitte to the Adviser that were required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Company any such intention. Neither the proxy holders nor the management of the Company are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Submission of Shareholder Proposals

Any shareholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the 2019 annual meeting of shareholders should be received by the President of the Company no later than December 4, 2018. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Securities Exchange Act of 1934, after February 9, 2019, notice of a shareholder proposal is considered untimely and the Company may solicit proxies in connection with the 2018 annual meeting that confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Company does not receive notice by February 16, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 14, 2018: The Company's proxy statement and annual report for the fiscal year ended December 31, 2017, are available free of charge at http://www.astproxyportal.com/ast/18516/.

Security Ownership

Set forth below is information with respect to persons who are registered as beneficial owner of more than 5% of the Company's voting securities as of March 26, 2018.

Title of Class	Name and Address	Shares	Percentage of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	6,661,585	76.97%

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, or affiliated person of such Nominee is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, or executive officer of the Company within the past ten years.

By Order of the Board of Directors

/s/ Francine S. Hayes

FRANCINE S. HAYES

Secretary

April 2, 2018

Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. You may also vote your proxy by telephone or over the Internet.

APPENDIX A

AUDIT COMMITTEE REPORT

To the Board of Directors
of Source Capital, Inc.:  February 12, 2018

Our Committee has reviewed and discussed with management of the Company and Deloitte & Touche LLP ("Deloitte"), the independent registered public accounting firm of Source Capital, Inc. (the "Company") during the relevant period, the audited financial statements of the Company as of December 31, 2017, and the financial highlights for the year then ended (the "Audited Financial Statements"). In addition, we have discussed with Deloitte the matters required by Public Company Accounting Oversight Board (United States) Auditing Standards No. 16 regarding communications with audit committees.

The Committee also has received and reviewed the written disclosures and the letter from Deloitte required by Public Company Accounting Oversight Board (United States) Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence), and we have discussed with that firm its independence from the Company and its adviser. We also have discussed with management of the Company and the independent registered public accounting firm such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Company's internal controls and the financial reporting process. Deloitte is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of Deloitte with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report to Shareholders for the year ended December 31, 2017, for filing with the Securities and Exchange Commission.

Audit Committee:

Patrick Purcell, Chairman
Sandra Brown
Mark L. Lipson
Alfred E. Osborne, Jr.
A. Robert Pisano
Allan M. Rudnick

A-1

0

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200

Los Angeles, California 90025

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints J. RICHARD ATWOOD and E. LAKE SETZLER, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Source Capital, Inc., to be held on May 14, 2018, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1	14475

ANNUAL MEETING OF SHAREHOLDERS OF

SOURCE CAPITAL, INC.

May 14, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/18516/

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

 Please detach along perforated line and mail in the envelope provided.

20700000000000000000 1	051418

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Directors:		2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

NOMINEES:
FOR ALL NOMINEES	Atwood
Brown
Lipson
WITHHOLD AUTHORITY FOR ALL NOMINEES	Osborne
Pisano
FOR ALL EXCEPT (See instructions below)	Purcell
Rudnick

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle. If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone or the Internet.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

SOURCE CAPITAL, INC.

May 14, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/18516/

 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20700000000000000000 1	051418

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Directors:		2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

NOMINEES:
FOR ALL NOMINEES	Atwood
Brown
Lipson
WITHHOLD AUTHORITY FOR ALL NOMINEES	Osborne
Pisano
FOR ALL EXCEPT (See instructions below)	Purcell
Rudnick

INSTRUCTIONS:To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle.If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone or the Internet.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.